COMMITMENT AND CONTINGENCIES	6 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENT AND CONTINGENCIES

NOTE 17 - COMMITMENT AND CONTINGENCIES

Convertible Debenture Litigation

As discussed in Note 12 – Convertible Notes, the relevant convertible debentures remained outstanding as of March 31, 2026, and certain Holders subsequently initiated legal proceedings against the Company in connection with the convertible debentures. The litigation remains at an early procedural stage and has not progressed to substantive discovery or summary judgment proceedings. The Company is unable to reasonably predict the outcome of the proceedings or estimate the potential loss, if any. Accordingly, no provision for loss has been recognized in the consolidated financial statements as of March 31, 2026. The Company intends to vigorously defend against the claims, will continue to monitor the litigation, and will disclose material developments, as appropriate, in subsequent periodic reports.